UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2019

Commission file number 333-184948

PROCESSA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	45-1539785
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076
(Address of Principal Executive Offices, Including Zip Code)

(443) 776-3133
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Event.

On January 9, 2019, Processa Pharmaceuticals, Inc. issued a press release announcing that the American Academy of Dermatology has selected the Processa presentation on the “Study Design and Preliminary Safety and Tolerability of PCS499 for Treatment of Necrobiosis Lipoidica” for an oral presentation and ePoster at the 2019 Annual Meeting being held in Washington, D.C. March 1-5, 2019.

A press release announcing the presentation of PCS499 data at the annual meeting of American Academy of Dermatology is filed as Exhibit 99.1 hereto.

Item 9.01 Exhibits and Financial Statements

Exhibit No.	Exhibit Description

99.1	Press Release, dated January 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 9, 2019.

PROCESSA PHARMACEUTICALS, INC.
Registrant

By:	/s/ David Young
David Young
Chief Executive Officer